Exhibit 10.7

EXECUTION VERSION

SECOND AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

OF

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Dated as of February 7, 2019

Appendix A Covered Persons

Appendix B Covered Person Questionnaire

i

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (as may be amended from time to time pursuant to the provisions hereof, including the appendixes attached hereto, this “Agreement”), is made and entered into as of February 7, 2019, by and among Och-Ziff Capital Management Group LLC, a Delaware limited liability company (the “Company”), and the Covered Persons (defined below) from time to time party hereto.

WHEREAS, the Covered Persons are holders of Och-Ziff Operating Group Units (defined below), which, subject to certain restrictions and requirements, are exchangeable at the option of the holder thereof with the Och-Ziff Operating Group (defined below), pursuant to the Exchange Agreement (defined below) for Class A Shares (defined below) or, at the option of the Och-Ziff Operating Group, the cash equivalent thereof;

WHEREAS, this Agreement amends and restates the Registration Rights Agreement among the parties hereto dated as of November 19, 2007 and restated on August 1, 2012 (the “Prior Agreement”);

WHEREAS, pursuant to the Prior Agreement, the Company provided the Covered Persons with registration rights with respect to Class A Shares that may be delivered in exchange for their Och-Ziff Operating Group Units and any other Class A Shares they may otherwise hold from time to time; and

WHEREAS, the parties hereto desire to amend and restate the Prior Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree to amend and restate the Prior Agreement in its entirety as follows:

ARTICLE I

DEFINITIONS AND OTHER MATTERS

Section 1.1 Definitions. Capitalized terms used in this Agreement without other definition shall, unless expressly stated otherwise, have the meanings specified in this Section 1.1:

“Affiliate” means any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control of such first person and “control” for these purposes means the direct or indirect power to direct or cause the direction of the management and policies of another person, whether by operation of law or regulation, through ownership of securities, as trustee or executor or in any other manner.

“Agreement” has the meaning ascribed to such term in the Recitals.

“Beneficial owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Class A Shares” means Class A shares representing limited liability company or other common equity interests in the Company.

“Company” has the meaning ascribed to such term in the Recitals.

“Covered Person” means those persons from time to time listed on Appendix A hereto, and all persons who may become parties to this Agreement and whose name is required to be listed on Appendix A hereto, in each case in accordance with the terms hereof.

“Covered Och-Ziff Operating Group Units” means, with respect to a Covered Person, such Covered Person’s Och-Ziff Operating Group Units.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agreement” means the Amended and Restated Exchange Agreement, dated as of the date hereof, by and among the Company, each of the Och-Ziff Operating Group entities and the limited partners of each Och-Ziff Operating Group entity, as amended from time to time.

“Existing Registration Statement” means the Company’s registration statement on Form S-3, SEC File No. 333-177993 (so long as effective) or any additional effective “automatic shelf registration statement” as defined under Rule 405 under the Securities Act on Form S-3.

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.

“Indemnified Parties” has the meaning ascribed to such term in Section 2.6.

“Indemnifying Party” has the meaning ascribed to such term in Section 2.8.

“Maximum Covered Person Participation Amount” has the meaning ascribed to such term in Section 2.3(a).

“Maximum Offering Size” has the meaning ascribed to such term in Section 2.1(b)

“Maximum Piggyback Offering Size” has the meaning ascribed to such term in Section 2.3(b).

“New York Courts” has the meaning ascribed to such term in Section 3.4.

“Och-Ziff” means the Company and its consolidated subsidiaries, including the Och-Ziff Operating Group.

“Och-Ziff Operating Group” means, collectively, persons directly controlled by Och-Ziff Holding Corporation, a Delaware corporation, or Och-Ziff Holding LLC, a Delaware limited liability company, during the term of this Agreement. As of the date hereof, the Och-Ziff Operating Group is comprised of OZ Management LP, a Delaware limited partnership, OZ Advisors LP, a Delaware limited partnership, and OZ Advisors II LP, a Delaware limited partnership.

“Och-Ziff Operating Group Agreements” means, collectively, the limited partnership agreements and other organizational documents of each of the entities within the Och-Ziff Operating Group, as the same may be amended or implemented from time during the term of this Agreement.

“Och-Ziff Operating Group Units” means, collectively, the units representing limited partnership interests in each of the entities within the Och-Ziff Operating Group issued under the applicable Och-Ziff Operating Group Agreement that are exchangeable for Class A Shares or convertible into interests that are exchangeable for Class A Shares.

“Permitted Transferee” means any transferee of an Och-Ziff Operating Group Unit after the date hereof, the transfer of which was permitted by the Och-Ziff Operating Group Agreements.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or any other entity.

“Piggyback Registrable Securities” means Registrable Securities then held by Covered Persons or to be held by Covered Persons upon an exchange pursuant to the Exchange Agreement occurring in connection with a Piggyback Registration hereunder.

“Prior Agreement” has the meaning ascribed to such term in the Recitals.

“Piggyback Registration” has the meaning ascribed to such term in Section 2.3(a).

“Pro Rata Basis” means a pro rata amount, determined based on the sum of (i) the number of Class A Shares held of record by each relevant person as of such date of determination and (ii) any Class A Shares that each relevant person has the right to acquire in the future as a result of any exchange, conversion, exercise or settlement of any securities or rights held of record by such person as of such date of determination (disregarding for such purposes all vesting provisions and transfer restrictions and assuming that all of such securities or rights are settled in Class A Shares).

“Proposed Participation Amount” means the aggregate number of Class A Shares each Covered Person has validly elected to include in any Underwritten Public Offering or Piggyback Registration.

“Registering Covered Person” has the meaning ascribed to such term in Section 2.5(a).

“Registrable Securities” means Class A Shares that may be delivered in exchange for Och-Ziff Operating Group Units or otherwise held from time to time by Covered Persons. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (i) such Registrable Securities have been disposed of pursuant to an effective registration statement; (ii) such Registrable Securities have been sold pursuant to Rule 144 or otherwise transferred in a manner that results in the security being so transferred being freely transferable thereafter; (iii) such Registrable Securities cease to be outstanding (or issuable upon exchange of Och-Ziff Operating Group Units) or (iv) such Registrable Securities are held by a Covered Person who beneficially owns (within the meaning of Regulation 13D under the Securities Exchange Act) less than two (2) percent of the outstanding Class A Shares and is not an “affiliate” of the Company (within the meaning of Rule 144) and such Registrable Securities may be sold in a single transaction pursuant to Rule 144 without limitation.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of Registrable Securities, including all (i) SEC and securities exchange registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) reasonable fees and disbursements of counsel for Och-Ziff and customary fees and expenses for independent certified public accountants retained by Och-Ziff, (vi) reasonable fees and expenses of any special experts retained by Och-Ziff in connection with such registration, (vii) reasonable fees, out-of-pocket costs and expenses of the Covered Persons, including one counsel for all of the Covered Persons participating in the offering selected by the Company, (viii) fees and expenses in connection with any review by FINRA of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (x) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xi) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities and (xiii) all out-of-pocket costs and expenses incurred by Och-Ziff or their appropriate officers in connection with their compliance with Section 2.5(l).

“Registration Statement” has the meaning ascribed to such term in Appendix B.

“Related Trust” shall mean, in respect of any Covered Person that is a natural person, any other Covered Person that is an estate, family limited liability company, family limited partnership of such Covered Person, a trust the grantor of which is such Covered Person that is a natural person, or any other estate planning vehicle or family member relating to such Covered Person that is a natural person.

“Required Third-Party Piggyback Securities” shall mean the number of Class A Shares that the Company is required to include in any Piggyback Registration hereunder pursuant to the terms of any Third-Party Agreement.

“Resale Shelf Registration Statement” has the meaning ascribed to such term in Section 2.1(a).

“Rule 144” means Rule 144 under the Securities Act and any successor rule thereto.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration” means a shelf registration effected in accordance with Rule 415 under the Securities Act or any successor or similar rule.

“Third-Party Agreement” means any agreement by and between the Company and any Person that is not a Covered Person that holds or has a right to acquire Class A Shares, pursuant to which such Person has the right to require the Company to include such Class A Shares in a registration statement filed by the Company (whether or not for its own account) under the Securities Act.

“Underwritten Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act.

Section 1.2 Definitions Generally. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein:

(a) the word “or” is not exclusive;

(b) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(c) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(d)    the word “person” means any individual, corporation, limited liability company, trust, joint venture, association, company, partnership or other legal entity or a government or any department or agency thereof or self-regulatory organization; and

(e)    all section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1    Shelf Registration.

(a)    The Company shall prepare and file, at its own expense, and shall cause to be effective not later than the first Established Exchange Date (as defined in the Exchange Agreement) pursuant to Section 2.1(a) of the Exchange Agreement, a prospectus supplement or such supplemental materials to any Existing Registration Statement then required by SEC rules and regulations or, if the Company is unable to effect a resale pursuant to an Existing Registration Statement, a new “shelf” registration statement on an appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the Existing Registration Statement as amended or supplemented and any new shelf registration statement, each a “Resale Shelf Registration Statement”), in each case, permitting the registration for resale of all Registrable Securities by the Covered Persons in accordance with the methods of distribution elected by the Covered Persons pursuant to the questionnaire referred to in paragraph (c) below and set forth in the Resale Shelf Registration Statement. The Company shall use its reasonable efforts to keep such Resale Shelf Registration Statement continuously effective for a period ending when all Class A Shares of the Company covered by the Resale Shelf Registration Statement are no longer Registrable Securities or as provided in Section 3.1(a).

(b)    Covered Persons included in such Resale Shelf Registration Statement shall have the right to request that an Underwritten Public Offering be effected off the Resale Shelf Registration Statement at any time (the “Initiating Holders”), subject to Section 2.2; provided that, the Company shall not be required to effect an Underwritten Public Offering off the Resale Shelf Registration Statement unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Underwritten Public Offering on behalf of the Covered Persons participating in such Underwritten Public Offering equal or exceeds $25,000,000. If the Initiating Holders elect to effect an Underwritten Public Offering, then the Company shall give prompt written notice at least 20 days prior to the filing of a prospectus supplement for such Underwritten Public Offering, to the Covered Persons, which notice shall offer the Covered Persons the opportunity to sell the number of Registrable Securities held by Covered Persons as the Covered Persons may request. If any Covered Person elects to participate in an Underwritten Public Offering, such Covered Person shall notify the Company and the Initiating Holders at least 10 business days prior to the filing of the prospectus supplement for such Underwritten Public Offering of its intention to include Registrable Securities in such Underwritten Public Offering. In case of an Underwritten Public Offering, if the managing underwriter advises the Company and the Initiating Holders that, in its view, the number of Registrable Securities and other securities requested to be included in such registration exceeds the largest number of Class A Shares that can be sold without having a material adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such Underwritten Public Offering, in the priority listed below, up to the Maximum Offering Size:

(i) first, all Registrable Securities requested to be included in the Underwritten Public Offering by the Initiating Holders and all Required Third-Party Piggyback Securities (allocated as between the Initiating Holders that have elected to participate in such Underwritten Public Offering in the aggregate and the holders of Required Third-Party Piggyback Securities in the aggregate on a Pro Rata Basis, and further allocated among the Covered Persons participating in such Underwritten Public Offering on a pro rata basis based on their respective Proposed Participation Amount, in each case, as and if necessary to ensure that the offering does not to exceed the Maximum Offering Size); and

(ii) second, any securities proposed to be registered by the Company or any securities proposed to be registered for the account of any other persons, with such priorities among them as the Company shall determine.

(c) The Company shall give written notice to all Covered Persons at least twenty (20) business days prior to the anticipated filing date of a new shelf registration statement that is a Resale Shelf Registration Statement or any prospectus supplement to an Existing Registration Statement that is or would be a Resale Shelf Registration Statement, which notice shall include a questionnaire in the form set forth in Appendix B hereto (the “Resale Registration Statement Notice”). At the time such new shelf registration statement or prospectus supplement is filed, each Covered Person that has delivered to the Company a duly completed and executed questionnaire on or prior to the date which is ten (10) business days prior to such time shall be named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus in such a manner as to permit such Covered Person to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. After effectiveness of the Resale Shelf Registration Statement, Covered Persons who acquire Registrable Securities after the Resale Registration Statement Notice may request that the Company file a supplement to such prospectus or amendment to the Resale Shelf Registration Statement to include therein any Registrable Securities acquired after the Resale Registration Statement Notice and not previously included in such Shelf Registration Statement if such Covered Person provides the Company with a duly completed and executed questionnaire in the form set forth in Appendix B hereto, whereupon the Company shall use reasonable efforts to file a prospectus supplement to an Existing Registration Statement or to cause a post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective by the SEC as promptly as reasonably practicable after the filing thereof. The Company shall not be obligated to file a supplement or amendment for the purpose of adding additional Registrable Securities (as described in the preceding sentence) more frequently than once per calendar year.

(d) The Company shall prepare and file such additional registration statements as necessary every three years (or such other period of time as may be required to maintain continuously effective shelf registration statements) and use its commercially reasonable efforts to cause such registration statements to be declared effective by the SEC so that a shelf registration statement remains continuously effective, subject to Section 2.2, with respect to resales of Registrable Securities as and for the periods required under Section 2.1(a), such subsequent registration statements to constitute a Resale Shelf Registration Statement hereunder.

Section 2.2 Suspension of Use of Registration Statement.

(a) Upon prior written notice to the Covered Persons, the Company may postpone effecting a registration (or suspend the use of a Resale Shelf Registration Statement or Shelf Registration) pursuant to Section 2.1 on up to three occasions during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 120 days in the aggregate (which period may not be extended or renewed), if (i) the Company is pursuing a material financing, acquisition, merger, joint venture, reorganization, disposition or similar transaction or the Company is resolving comments on its public filings with the SEC or similar events and the Board determines in good faith that the Company’s ability to pursue or consummate such a transaction or resolve such comments would be materially adversely affected by any required disclosure of such transaction or circumstances in any registration statement; (ii) a Piggyback Registration (defined in Section 2.3(a) below) in which Covered Persons were able to participate was completed within the prior 90 days; or (iii) the Company is in possession of other material non-public information and the Board determines in good faith that the disclosure of such information during the period specified in such notice would not be in the best interests of the Company.

(b) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X promulgated under the Securities Act or any similar successor rule, upon written notice thereof by the Company to the Covered Persons, the rights of the Covered Persons to offer, sell or distribute any Registrable Securities pursuant to any registration statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to any registration statement shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in a registration statement, and the Company shall notify the Covered Persons in writing as promptly as practicable when such suspension is no longer required. The Company’s rights to suspend its obligations under this Section 2.2(b) shall be in addition to its rights under Section 2.2(a).

Section 2.3 Piggyback Registration.

(a) If the Company proposes at any time to register any Class A Shares under the Securities Act (other than a registration on Form S-8 or Form S-4 (or any similar successor forms), or registrations in connection with dividend reinvestment and stock purchase plans), whether or not for sale for its own account, the Company shall each such time give prompt written notice at least 20 business days prior to the anticipated filing date of the registration statement or, in the case of an Existing Registration Statement, any prospectus supplement relating to such registration, to the Covered Persons, which notice shall offer the Covered Persons the opportunity to elect to register for resale the number of Registrable Securities held by Covered Persons as the Covered Persons may request (the “Maximum Covered Person Participation Amount”), subject to the provisions of Section 2.3(b) (a “Piggyback Registration”).

If any Covered Person elects to participate in a Piggyback Registration, such Covered Person shall notify the Company at least 10 business days prior to any such anticipated filing date of its election to include Registrable Securities in such Piggyback Registration. Each Covered Person electing to so participate may elect to include in the Piggyback Registration, Piggyback Registrable Securities in an amount up to that number of Piggyback Registrable Securities then held by such Covered Person multiplied by a fraction, the numerator of which shall be the Maximum Covered Person Participation Amount and the denominator of which shall be the aggregate number of Piggyback Registrable Securities then held by all Covered Persons electing to participate in such Piggyback Registration; provided, that if any Covered Person elects not to participate in such Piggyback Registration up to its portion of the Maximum Covered Person Participation Amount as provided above, the other Covered Persons may elect to include in such Piggyback Registration additional Piggyback Registrable Securities in the same proportions as determined above; and provided further, that the participation of each Covered Person in any such Piggyback Registration shall be reduced (without duplication) by the aggregate number of Registrable Securities sold by such Covered Person and its Permitted Transferees pursuant to Rule 144 or another exemption from the registration requirements of the Securities Act during the three (3) months prior to the initial filing date of such Piggyback Registration.

The Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Covered Persons, to the extent necessary to permit the disposition of such Registrable Securities to be so registered, provided, that: (i) if such registration involves an Underwritten Public Offering, all such Covered Persons to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or any other selling person, as applicable, and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 2.3(a) and prior to the effective date of the registration statement filed in connection with such registration or the filing date of any prospectus supplement to an Existing Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all such Covered Persons and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 2.3 shall relieve the Company of its obligations to effect a Shelf Registration to the extent required by Section 2.1. The Company shall pay all Registration Expenses in connection with each Piggyback Registration.

(b) If a Piggyback Registration involves an Underwritten Public Offering and the managing underwriter advises the Company that, in its view, the number of Registrable Securities and other securities intended to be included in such registration exceeds the largest number of Class A Shares that can be sold without having a material adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Piggyback Offering Size”), the Company shall include in such registration, in the following priority, up to the Maximum Piggyback Offering Size:

(i) first, the Company securities proposed to be registered for the account of the Company or, if such registration is not for the sale of Company securities for the account of the Company but is to comply with the demand registration rights of third parties, the Company securities proposed to be registered pursuant to such demand registration rights of third parties; and

(ii) second, all Registrable Securities permitted to be included in such registration by Covered Persons and all Required Third-Party Piggyback Securities (allocated as between the Covered Persons that have elected to participate in such Piggyback Registration in the aggregate and the holders of Required Third-Party Piggyback Securities in the aggregate on a Pro Rata Basis, and further allocated among the Covered Persons participating in such Piggyback Registration on a Pro Rata Basis based on their respective Proposed Participation Amount, in each case, as and if necessary to ensure that the offering does not to exceed the Maximum Piggyback Offering Size).

(c) Notwithstanding any provision in this Section 2.3 or elsewhere in this Agreement, no provision relating to the registration of Registrable Securities shall be construed as permitting any Covered Person to effect a transfer of securities that is otherwise prohibited by the terms of any agreement between such Covered Person and any Och-Ziff entity.

Section 2.4 Lock-Up Agreements. In connection with any sale of Registrable Securities in an Underwritten Public Offering, neither the Company nor any Covered Person shall offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer, dispose of or hedge, directly or indirectly, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Class A Shares or other securities of the Company or any securities convertible into or exercisable or exchangeable for Class A Shares or other securities of the Company (except as part of such Underwritten Public Offering and except as otherwise permitted by any lock-up executed or granted in connection with such Underwritten Public Offering) during the period beginning 14 days prior to the consummation of the Underwritten Public Offering until the earlier of (i) such time as the Company and the lead managing underwriter shall agree and (ii) 180 days following the pricing of the Underwritten Public Offering.

Section 2.5 Registration Procedures. In connection with any request by the Covered Persons that Registrable Securities be registered pursuant to Section 2.3 and in connection with any Shelf Registration pursuant to Section 2.1, subject to the provisions of such Sections and unless otherwise set forth in this Section 2.5, the paragraphs below shall be applicable:

(a) The Company shall as expeditiously as reasonably practicable prepare and file with the SEC a prospectus supplement or such supplemental materials to any Existing Registration Statement then required by SEC rules and regulations or a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the registration of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of 30 days or such earlier date as, all of the Registrable Securities of the Covered Persons included in any such registration statement (each, a “Registering Covered Person”) shall have actually been sold, or in the case of a Resale Shelf Registration Statement and a Shelf Registration, the date on which all of the Registrable Securities of all Registering Covered Persons shall have actually been sold.

(b) Prior to filing a registration statement or prospectus supplement to an Existing Registration Statement or any amendments or supplements thereto, the Company shall, if requested, furnish to each Registering Covered Person and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such offering documents as proposed to be filed. Upon and after the filing of such registration statement or prospectus supplement to an Existing Registration Statement or any amendments or supplements thereto, the Company shall furnish to such Registering Covered Person and underwriter, if any, (in each case in an electronic format, unless otherwise required by applicable law) such number of copies of such offering documents (in each case including all exhibits thereto and documents incorporated by reference therein) and such other documents as such Registering Covered Person or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Registering Covered Person. Each Registering Covered Person shall have the right to request in writing that the Company modify any information contained in such registration statement or prospectus supplement to an Existing Registration Statement or any amendments or supplements thereto pertaining solely to such Registering Covered Person and the Company shall use its commercially reasonable efforts to comply with such request; provided, however, that the Company shall not have any obligation to so modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) After the filing of a registration statement or in the case of any prospectus supplement to an Existing Registration Statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Registering Covered Person thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify in writing each Registering Covered Person holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC suspending the effectiveness of such registration statement or any state securities commission and use commercially reasonable efforts to prevent the entry of such stop order or to obtain the withdrawal of such order if entered.

(d) To the extent any “free writing prospectus” (as defined in Rule 405 under the Securities Act) is used, the Company shall file with the SEC any free writing prospectus that is required to be filed by the Company with the SEC and retain any free writing prospectus not required to be filed.

(e) The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Registering Covered Person holding such Registrable Securities or each underwriter, if any, reasonably (in light of such Covered Person’s or underwriter’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Registering Covered Person to consummate the disposition of the Registrable Securities owned by such person; provided, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.5(e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

(f) The Company shall promptly notify in writing each Registering Covered Person holding such Registrable Securities covered by such registration statement or each underwriter, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Registering Covered Person or underwriter, if any, and file with the SEC any such supplement or amendment.

(g) The Company shall select and retain the underwriter or underwriters in connection with an Underwritten Public Offering made pursuant to a Shelf Registration hereunder; provided, however that such underwriter or underwriters shall be reasonably acceptable to the Covered Persons holding a majority of the Class A Shares included in such Underwritten Public Offering. In connection with any Underwritten Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take all such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Underwritten Public Offering, including if necessary the engagement of the Company’s independent accountants to deliver a customary “comfort letter,” the engagement of counsel to the Company to deliver customary legal opinion and “negative assurance” letters and the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA.

(h) Subject to the execution of confidentiality agreements reasonably satisfactory in form and substance to the Company, upon the reasonable request of a Registering Covered Person or underwriter (if any), the Company shall give to each Registering Covered Person, each underwriter (if any) and their respective counsel and accountants (i) reasonable and customary access to the books and records of the Company and (ii) such opportunities to discuss the business of the Company with its directors, officers, counsel and the independent public accountants who have certified its financial statements, as shall be appropriate, in the reasonable judgment of counsel to such Registering Covered Person or underwriter, to enable them to exercise their due diligence responsibility.

(i) Each Registering Covered Person registering securities under Section 2.3 shall promptly furnish in writing to the Company the information set forth in Appendix B and such other information regarding itself, the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or advisable in connection with such registration, including such information necessary to correct any inaccuracies in information previously provided to the Company.

(j) Each Registering Covered Person and each underwriter, if any, agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(f), such Registering Covered Person or underwriter shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Registering Covered Person’s or underwriter’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(f), and, if so directed by the Company, such Registering Covered Person or underwriter shall deliver to the Company all copies, other than any permanent file copies then in such Registering Covered Person’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(f) to the date when the Company shall make available to such Registering Covered Person a prospectus supplemented or amended to conform with the requirements of Section 2.5(f).

(k) The Company shall use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

(l) In connection with an Underwritten Public Offering hereunder, the Company shall have appropriate officers (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be and (ii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(m) The Company shall cooperate with the Registering Covered Persons to facilitate the timely delivery of Registrable Securities to be sold, which shall not bear any restrictive legends, and to enable such Registrable Securities to be issued in such denominations and registered in such names as such Registering Covered Persons may reasonably request at least two business days prior to the closing of any sale of Registrable Securities.

Section 2.6 Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act pursuant to this Article II, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, a Registering Covered Person, each Affiliate of such Registering Covered Person and their respective directors and officers or general and limited partners or members and managing members (including any director, officer, Affiliate, employee, agent and controlling person of any of the foregoing) and each other person, if any, who controls such seller within the meaning of the Securities Act (collectively, the “Indemnified Parties”), from and against any and all losses, claims, damages and liabilities (including, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement or amendment or supplement thereto under which such Registrable Securities were registered or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company with respect to such seller specifically for use in the preparation thereof.

Section 2.7 Indemnification by Registering Covered Persons. Each Registering Covered Person hereby indemnifies and holds harmless, and the Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Article II, that the Company shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold harmless, the Company and all other prospective sellers of Registrable Securities, the Board, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company and all prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 2.6 above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company with respect to such seller or any underwriter, as applicable, specifically for use in the preparation of such registration statement, prospectus, any free writing prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act in respect of the Registrable Securities, or amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of the Registering Covered Persons or any underwriter, or any of their respective Affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such person. In no event shall any such indemnification liability of any Registering Covered Person be greater in amount than the dollar amount of the net proceeds received by such Registering Covered Person upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 2.8 Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to Section 2.6 or Section 2.7 above, such Indemnified Party shall, if a claim of indemnification in respect thereof is to be made pursuant to this Article II, give written notice of the commencement of such action to the person against whom indemnification is sought (the “Indemnifying Party”); provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article II, except to the extent that the Indemnifying Party is materially prejudiced by such failure to give notice.

In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. It is understood and agreed that the Indemnifying Party shall not, in connection with any proceeding, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm shall be designated in writing by the Company and will be a nationally recognized firm or another firm reasonably acceptable to the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there shall be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnification could have been sought hereunder by such Indemnified Party, unless such settlement (A) includes an unconditional release of such Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

Section 2.9 Contribution. If the indemnification provided for in this Article II from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 2.9 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In no event shall any such contribution liability of any Registering Covered Person be greater in amount than the dollar amount of the net proceeds received by such Registering Covered Person upon the sale of the Registrable Securities giving rise to such contribution obligation.

Section 2.10 Participation in Underwritten Public Offering. No Covered Person may participate in any Underwritten Public Offering hereunder unless such Covered Person (a) agrees to sell such Covered Person’s securities on the basis provided in any underwriting arrangements approved by the other Registering Covered Persons and the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement.

Section 2.11 Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and the Registering Covered Person participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or Governmental Authority other than the Securities Act.

Section 2.12 Cooperation by the Company. The Company shall use its commercially reasonable efforts to timely comply with the public information reporting requirements of the Commission which are conditions to the availability of Rule 144. If a Covered Person shall transfer any Registrable Securities pursuant to Rule 144, the Company shall use its commercially reasonable efforts to cooperate with such Covered Person and shall use commercially reasonable efforts to provide to such Covered Person such information and legal opinions as may be required to be provided to effect a transfer of such Registrable Securities under Rule 144.

Section 2.13 Parties in Interest. Each Covered Person shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of such Covered Person’s election to participate in a registration under this Article II. To the extent the Och-Ziff Operating Group Units held by Covered Persons are effectively transferred to a Permitted Transferee, the Permitted Transferee shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement upon becoming bound hereby pursuant to Section 3.1(c).

Section 2.14 Acknowledgement Regarding the Company. Other than those determinations reserved expressly to the Covered Persons, all determinations necessary or advisable under this Article II shall be made by the Board, the determinations of which shall be final and binding.

Section 2.15 Mergers, Recapitalizations, Exchanges or Other Transactions Affecting Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or units of the Och-Ziff Operating Group or the Company or any successor or assign of any such person (whether by merger, amalgamation, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, amalgamation, consolidation or otherwise.

ARTICLE III

MISCELLANEOUS

Section 3.1 Term of the Agreement; Termination of Certain Provisions.

(a) The term of this Agreement shall continue until such time as the Covered Persons hold less than one-hundred thousand (100,000) Registrable Securities in the aggregate.

(b) Unless this Agreement is terminated pursuant to Section 3.1(a) hereof, a Covered Person shall be bound by the provisions of this Agreement with respect to any Covered Och-Ziff Operating Group Units or Registrable Securities until such time as such Covered Person ceases to hold any Covered Och-Ziff Operating Group Units or Registrable Securities. Thereafter, such Covered Person shall no longer be bound by the provisions of this Agreement other than Sections 2.7, 2.8, 2.9 and 2.11 and this Article III, and such Covered Person’s name shall be removed from Appendix A to this Agreement. Any person that has ceased to be a Covered Person and that reacquires Covered Och-Ziff Operating Group Units or Registrable Securities shall be added to Appendix A as a Covered Person; provided, that such person shall first sign an agreement in the form approved by the Company acknowledging that such person is bound by the terms and provisions of this Agreement.

(c) Any Permitted Transferee shall be added to Appendix A as a Covered Person; provided, that such Permitted Transferee shall first sign an agreement in the form approved by the Company acknowledging that such Permitted Transferee is bound by the terms and provisions of this Agreement.

Section 3.2 Amendments; Waiver.

(a) Subject to Section 3.2(c), no provision of this Agreement may be amended unless such amendment is approved in writing by the Company and the Covered Persons who, together with their Permitted Transferees, collectively hold at least two-thirds of the Registrable Securities; provided, that no such amendment shall be effective if such amendment will have a disproportionate and adverse effect on certain Covered Persons unless all such Covered Persons who are disproportionately and adversely affected consent in writing to such amendment. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective.

(b) No voting rights, consent rights or similar rights of a Covered Person under any provision of this Agreement (“Consent Rights”) shall be exercisable by any Covered Person that is a Related Trust of a Covered Person that is a natural person and any such Consent Rights shall instead be exercisable by such Covered Person that is a natural person on behalf of such Related Trust and, for purposes of this Agreement, the Registrable Securities of a Covered Person that is a Related Trust of such Covered Person that is a natural person shall be treated as being owned by such Covered Person that is a natural person.

(c) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(d) The Company may amend this Agreement in writing without the approval or consent of any Covered Person or Permitted Transferee if such amendment does not materially and adversely affect any Covered Person’s or Permitted Transferee’s rights under this Agreement. Each Covered Person understands that from time to time certain other persons may become Covered Persons and certain Covered Persons will cease to be bound by the provisions of this Agreement pursuant to the terms hereof. This Agreement may be amended from time to time by the Company (without the approval of any other person) for the purposes of (i) adding to Appendix A Permitted Transferees of the Covered Och-Ziff Operating Group Units as provided in Section 3.1(c) who agree to be bound by this Agreement and (ii) removing from Appendix A such persons as shall cease to be bound by the provisions of this Agreement pursuant to Section 3.1(b) hereof, which additions and removals shall be given effect from time to time by appropriate changes to Appendix A.

Section 3.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

Section 3.4 Submission to Jurisdiction; Waiver of Jury Trial. Each party to this Agreement hereby irrevocably and unconditionally, with respect to any matter or dispute arising under, or in connection with, this Agreement and the transactions contemplated hereby (i) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and any appellate courts thereof (the “New York Courts”) (and covenants not to commence any legal action or proceeding in any other venue or jurisdiction); (ii) consents that any such action or proceeding may be brought in the New York Courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (iii) agrees that service of process in any such action will be in accordance with the laws of the State of New York but that nothing herein shall affect the right to effect service of process in any other manner permitted by law; (iv) waives any and all immunity from suit, execution, attachment or other legal process; and (v) waives in connection with any such action any and all rights to a jury trial. The parties agree that any judgment of any New York Court may be enforced in any court having jurisdiction over any party of any of their assets.

Section 3.5 Notices.

(a) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.5):

If to a Covered Person, initially to the address indicated in such Covered Person’s questionnaire (a form of which is attached hereto as Appendix B) or to the address then in the records of the Och-Ziff Operating Group or the Company, as applicable, with a copy to the Chief Legal Officer of the Company, as set forth below, or if no such questionnaire has been delivered or if no address is then in the records of the Och-Ziff Operating Group or the Company,

c/o Och-Ziff Capital Management Group LLC

9 West 57th Street, 39th Floor

New York, New York 10019

Attention: Chief Legal Officer

Electronic Mail: David.Levine@ozm.com

If to the Company,

c/o Och-Ziff Capital Management Group LLC

9 West 57th Street, 39th Floor

New York, New York 10019

Attention: Chief Legal Officer

Electronic Mail: David.Levine@ozm.com

The Company shall be responsible for notifying each Covered Person of the receipt of a notice, request, claim, demand or other communication under this Agreement relevant to such Covered Person as set forth above (and each Covered Person shall notify the Company of any change in address for notices, requests, claims, demands or other communications).

Section 3.6 Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Section 3.7 Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be then available.

Section 3.8 Assignment; Successors. This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Covered Persons; provided, however, that a Covered Person may not assign this Agreement or any of his rights or obligations hereunder, and any purported assignment in breach hereof by a Covered Person shall be void; and provided further, that no assignment of this Agreement by the Company or to a successor of the Company (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to the business of such person substantially as an entirety.

Section 3.9 No Third-Party Rights. Other than as expressly provided herein, nothing in this Agreement shall be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns. The Company shall not, after the date hereof, without the prior written consent of the Covered Persons holding a majority of the Registrable Securities then outstanding, enter into any agreement with any present or future stockholder of the Company that would grant any registration or other rights that conflict with, or are senior to or pari passu with, the rights granted to the Covered Persons hereby.

Section 3.10 Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

Section 3.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the undersigned has duly executed or caused to be duly executed this Agreement as of the date indicated.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

By:	/s/ Thomas Sipp
Name:	Thomas Sipp
Title:	CFO and Executive Managing Director

[Signature Page to Second Amended and Restated Registration Rights Agreement]

Appendix A

Covered Persons

Adrian Croxson

Akhil Mago

Andrew Frank

Antonio Batista

Barbara Scanlon

Boaz Sidikaro

Bob Mendelson

Brett Klein

Dan Manor

Daniel S. Och

David Becker

David Levine

David Windreich

Donald LaVigne

Erez Elisha

Ghassan Ayoub

Harold Kelly

Hermes Li

James Levin

James O’Connor

Jeffrey Blockinger

Jeffrey Lin

James-Keith Brown

Joel Frank

Joseph Samuels

Joshua Ross

Julie Siegel

Kaushik Ghosh

Lee Minton

Mack Ewing

Mathieu Clavel

Michael Barnett

Michael Cohen

Nathan Urquhart

Peter Wallach

Rick Lyon

Robert Shafir

Sean Rhatigan

Steven Orbuch

Thomas Sipp

Wayne Cohen

Zoltan Varga

A-1

Each Related Trust (as defined in the Exchange Agreement) of the above Covered Persons

A-2

Appendix B

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Covered Person Questionnaire

The undersigned Covered Person understands that the Company has filed or intends to file with the SEC a registration statement for the registration of the Class A Shares (as such may be amended, the “Registration Statement”), in accordance with Sections 2.1 2.3 of the Second Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), among the Company and the Covered Persons referred to therein. A copy of the Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

NOTICE

The undersigned Covered Person hereby gives notice to the Company of its intention to register Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and all other prospective sellers of Registrable Securities, the Board, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company and all other prospective sellers of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities arising in connection with statements made or omissions concerning the undersigned in the Registration Statement, prospectus, any free writing prospectus or any “issuer information” in reliance upon the information provided in this Questionnaire.

The undersigned Covered Person hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Covered Person:

(b)	Full Legal Name of Covered Person (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

(d)	Full Legal Name of natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Item 3 below):

2.	Address for Notices to Covered Person:

Telephone:

Fax:

Email:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Number of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

Note: If yes, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

If yes, please identify the broker-dealer with whom the Covered Person is affiliated and the nature of the affiliation:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note: If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(d)	If you are (1) a broker-dealer or (2) an affiliate of a broker-dealer and answered “no” to Question 4(c), do you consent to being named as an underwriter in the Registration Statement?

Yes ☐ No ☐

5.	Beneficial Ownership of Other Securities of the Company Owned by the Covered Person.

Except as set forth below in this Item 5, the undersigned Covered Person is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Covered Person:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned Covered Person nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Intended Method of Disposition of Registrable Securities:

Intended Method or Methods of Disposition of Registrable Securities beneficially owned:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and at any time while the Registration Statement remains in effect.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE SEND A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE BY FAX OR ELECTRONIC MAIL, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Och-Ziff Capital Management Group LLC

9 West 57th Street, 39th Floor

New York, New York 10019

Attention: Chief Legal Officer

Electronic Mail: David.Levine@ozm.com